UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2006

LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-118532 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California (Address of principal executive offices)	90745 (Zip Code)

Registrant’s telephone number, including area code (310) 835-8400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 30, 2006, Peter J. Shabecoff resigned as a member of the Board of Directors and as a member of the Audit Committee and the Compensation Committee of Leiner Health Products Inc. (the “Company”), effective immediately. Mr. Shabecoff had no disagreements with the Company on any matters related to the Company’s operations, policies or practices.

On June 9, 2006, the Company’s Board of Directors appointed Prescott H. Ashe as a member of the Audit Committee, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEINER HEALTH PRODUCTS, INC.

By:	/s/ ROBERT K. REYNOLDS

Name: Robert K. Reynolds Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer
Date: July 10, 2006